[MFS LOGO](SM)                                         Semiannual Report
INVESTMENT MANAGEMENT                                  January 31, 1997


MFS(R) Government Mortgage Fund

[Graphic image of woman speaking to a man, large window in the background]

Table of Contents


Letter from the Chairman    ..............  1
Portfolio Manager's Overview   ...........  2
Portfolio Manager's Profile    ...........  3
Performance Summary   ....................  4
Fund Facts   .............................  5
Portfolio of Investments .................  6
Financial Statements  ....................  8
Notes to Financial Statements  ........... 15
Trustees and Officers .................... 21




[Graphic text]

Highlights

[bullet] For the six months ended January 31, 1997, Class A shares of the Fund provided a total return at net asset value of 4.60%, while Class B shares returned 4.21%.

[bullet] The Fund's interest rate sensitivity is slightly less than that of a five-year U.S. Treasury bond and approximately 80% of the Fund is invested in government-agency mortgage-backed securities, with the remainder invested in other agency securities as well as U.S. Treasuries.

[bullet] The yield advantage of mortgages over Treasuries has narrowed, with current-coupon GNMAs yielding only about 1 percentage point more than 10-year Treasuries, whereas in early October they yielded as much as
          1.2 percentage points more.

[Photo of A. Keith Brodkin]




Letter from the Chairman

                           Dear Shareholders:

                           After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

 In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Chairman Alan Greenspan late in 1996 and in February of this year created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

 We appreciate your support and welcome any questions or comments you may have.


Respectfully,


/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

February 14, 1997

Portfolio Manager's Overview


[Photo of James J. Calmas]




                            Dear Shareholders:

                            Over the last six months, the U.S. fixed-income
                            markets have been buffeted by various factors. The
                            presidential election, economic growth, hints of an
                            upsurge in inflation, and foreign purchases of U.S.
                            bonds have all caused interest rate movements to
                            accelerate. During this period, the yield on 30-year
                            U.S. Treasury securities was as high as 7.15% in
                            early September and as low as 6.35% at the end of
    James J. Calmas         November.

 Even though the bond markets have experienced gyrations, the under lying economic situation has been relatively steady. Inflation continues to be around 3%, the unemployment rate has remained at a consistently low level of approximately 5%, and the economy grew at a modest 2.6% rate in 1996. We believe this economic environment appears to be sustainable, reducing the need for action by the Federal Reserve Board. Consequently, we foresee no major changes in interest rates. Under these conditions, we have felt it prudent not to alter dramatically the portfolio's composition or risk profile. In this environment, Class A shares of the Fund provided a total return of 4.60% during the six months ended January 31, 1997, while Class B shares returned 4.21%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 5.53% return for the Lehman Brothers Government National Mortgage Association (GNMA) Index, an unmanaged index of GNMA issues with more than $50 million outstanding.

 Currently, the Fund has an interest rate sensitivity slightly less than that of a five-year U.S. Treasury bond. Approximately 80% of the Fund is invested in government-agency mortgage-backed securities, with the remainder invested in other agency securities and U.S. Treasuries.

 We are closely watching the mortgage market because the yield advantage of mortgages over Treasuries has narrowed, with current-coupon GNMAs now yielding only approximately 100 basis points (1.0%) more than 10-year Treasuries after yielding as much as 120 basis points (1.2%) more in early October. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result of this compression of yields and the added yield of mortgages, both the Fund and the GNMA Index outperformed Treasuries over the last six months. The narrowing of yields has occurred because, without any clear direction in rates, bond market participants have been willing to take less of a premium to hold non-Treasury securities. We will be watching closely to see if this phenomenon begins to reverse itself; if the yield differential gets much tighter and we do not think the Fund's potential returns are commensurate with the prepayment risk of certain mortgage-backed securities, we will seek to reduce the portfolio's exposure to mortgages.


Respectfully,


/s/ James J. Calmas


James J. Calmas
Portfolio Manager



[Graphic text]

Portfolio Manager's Profile

James J. Calmas joined the MFS Fixed Income Department in 1988. A graduate of Dartmouth College and the Amos Tuck School of Business Administration of Dartmouth College, he was named Assistant Vice President--Investments in 1991. In 1993, he was named Vice President--Investments and Portfolio Manager of MFS Government Mortgage Fund.

Performance Summary

Because mutual funds like MFS Government Mortgage Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A and Class B shares for the applicable time periods.

Average Annual and Cumulative Total Rates of Return

Class A Investment Results for Periods Ended January 31, 1997

(net asset value change including reinvested distributions)

                                6 Months       1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return             +4.60%     +3.18%      +37.33%      +84.05%
--------------------------------------------------------------------------------
Average Annual Total Return            --      +3.18%      + 6.55%      + 6.29%
--------------------------------------------------------------------------------
SEC Results                            --      -1.71%      + 5.52%      + 5.77%
--------------------------------------------------------------------------------

Class B Investment Results for Periods Ended January 31, 1997

(net asset value change including reinvested distributions)

                                6 Months       1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return             +4.21%     +2.40%      +34.01%      +79.59%
--------------------------------------------------------------------------------
Average Annual Total Return            --      +2.40%      + 6.03%      + 6.03%
--------------------------------------------------------------------------------
SEC Results                            --      -1.47%      + 5.73%      + 6.03%
--------------------------------------------------------------------------------


All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class B shares have higher annual fees and expenses than Class A shares.


Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.


Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

[Graphic text]

Fund Facts

Strategy:                The Fund's primary investment objective is to provide
                         a high level of current income.
Commencement of
investment operations:   January 9, 1986

Size:                    $1.0 billion net assets as of January 31, 1997



Portfolio Concentration as of January 31, 1997
Portfolio Structure


[Graphic pie chart]

Mortgage Backed               78%
Other Government Agencies     16%
U.S. Treasuries                4%
Cash                           2%

Portfolio of Investments (Unaudited) - January 31, 1997

Bonds - 98.0%
-------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                          (000 Omitted)           Value
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 4.9%
 FHLMC, 8.5s, 2009 - 2017                          $    47         $    49,401
 FHLMC, 9s, 2001 - 2025                             46,695          49,043,021
 FHLMC, 9.5s, 2013 - 2021                              305             330,022
                                                                   ------------
                                                                   $49,422,444
-------------------------------------------------------------------------------
Federal Housing Authority - 2.5%
 FHA Centennial, "A", 8.25s, 2028+                 $23,680         $24,953,513
-------------------------------------------------------------------------------
Federal National Mortgage Association - 4.8%
 FNMA, 6.695s, 2005                                $10,000         $10,312,500
 FNMA, 7s, 2026 - 2027                              12,033          11,777,520
 FNMA, 7.5s, 2022                                       42              41,858
 FNMA, 7.95s, 2005                                   6,290           6,490,494
 FNMA, 8s, 2017 - 2023                               1,302           1,327,998
 FNMA, 8.5s, 2004 - 2008                               344             359,161
 FNMA, 9s, 2002 - 2017                              17,237          18,023,602
                                                                   ------------
                                                                   $48,333,133
-------------------------------------------------------------------------------
Financing Corporation - 6.7%
 FICO, 9.8s, 2018                                  $ 5,285         $ 6,793,709
 FICO, 10.35s, 2018                                 33,965          45,762,403
 FICO, 10.7s, 2017                                  11,305          15,586,769
                                                                   ------------
                                                                   $68,142,881
-------------------------------------------------------------------------------
Small Business Administration - 5.5%
 SBA, 8.05s, 2012                                  $ 2,492         $ 2,546,604
 SBA, 8.75s, 2006                                      146             154,106
 SBA, 8.8s, 2011                                     3,002           3,242,067
 SBA, 8.85s, 2011                                   11,896          12,869,360
 SBA, 9.3s, 2010                                     3,524           3,853,959
 SBA, 9.45s, 2010                                    8,623           9,465,378
 SBA, 9.55s, 2010                                    8,912           9,799,264
 SBA, 9.7s, 2010                                     2,724           3,005,447
 SBA, 10s, 2009                                      3,258           3,620,170
 SBA, 10.1s, 2009 - 2009                             6,566           7,290,730
                                                                   ------------
                                                                   $55,847,085
-------------------------------------------------------------------------------
U.S. Federal Agencies - 0.6%
 Agency for Israel, 5.89s, 2005                    $ 3,000         $ 2,831,250
 Federal Agricultural Mortgage Corp., 8.07s,
   2006                                              3,000           3,257,340
                                                                   ------------
                                                                   $ 6,088,590
-------------------------------------------------------------------------------
U.S. Government Guaranteed - 73.0%
 Government National Mortgage Association - 68.7%
 GNMA, 6.5s, 2023 - 2026                           $38,374         $36,575,258
 GNMA, 7s, 2022 - 2025                             166,977         163,481,594
 GNMA, 7.5s, 2008 - 2026                           178,764         179,408,947
 GNMA, 8s, 2002 - 2026                             160,443         164,065,218
 GNMA, 8.5s, 2022 - 2023                            11,113          11,550,638
 GNMA, 9s, 2008 - 2022                              76,637          80,713,578
 GNMA, 9.5s, 2009 - 2019                            13,460          14,360,555
 GNMA, 10s, 2009 - 2019                             21,063          23,149,794
 GNMA, 11s, 2021                                    19,020          21,617,674

-------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                            (000 Omitted)       Value
-------------------------------------------------------------------------------
U.S. Government Guaranteed - continued
 Government National Mortgage Association - continued
 GNMA, 12.5s, 2011                                  $  466       $     547,065
                                                                 -------------
                                                                 $ 695,470,321
-------------------------------------------------------------------------------
U.S. Treasury Obligations - 4.3%
 U.S. Treasury Bonds, 13.125s, 2001###             $22,550       $  28,282,661
 U.S. Treasury Bonds, 10.375s, 2012                 11,800          15,070,842
                                                                 -------------
                                                                 $  43,353,503
-------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                 $ 738,823,824
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $991,285,990)                      $ 991,611,470
-------------------------------------------------------------------------------
Repurchase Agreement - 1.2%
-------------------------------------------------------------------------------
 Investments in repurchase agreements with Goldman
  Sachs, in a joint trading account ($11,699,000 par),
  dated 1/31/97, due 2/03/97, total to be received by
  the Fund $11,704,411 collateralized by various U.S.
  Treasury obligations (with $346,311,000 par and
  valued at $346,471,169), at cost                 $11,699       $  11,699,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,002,984,990)             $1,003,310,470
Other Assets, Less Liabilities - 0.8%                                8,151,411
-------------------------------------------------------------------------------
Net Assets - 100.0%                                             $1,011,461,881
-------------------------------------------------------------------------------
  +Restricted security.
###Security segregated as collateral for an open futures contract.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
January 31, 1997
-------------------------------------------------------------------------------
Assets:
 Investments, at value (identified cost, $1,002,984,990)        $1,003,310,470
 Cash                                                                  176,218
 Receivable for Fund shares sold                                       162,323
 Interest receivable                                                10,385,891
 Other assets                                                           13,899
                                                                --------------
   Total assets                                                 $1,014,048,801
                                                                --------------
Liabilities:
 Payable for Fund shares reacquired                             $    1,502,358
 Payable for daily variation margin on open futures
  contracts                                                            437,500
 Payable to affiliates -
  Management fee                                                        12,511
  Shareholder servicing agent fee                                        3,614
  Distribution fee                                                       7,921
 Accrued expenses and other liabilities                                623,016
                                                                --------------
   Total liabilities                                            $    2,586,920
                                                                --------------
Net assets                                                      $1,011,461,881
                                                                --------------
Net assets consist of:
 Paid-in capital                                                $1,138,593,229
 Unrealized appreciation on investments                                859,449
 Accumulated net realized loss on investments                     (128,922,356
 Accumulated undistributed net investment income                       931,559
                                                                --------------
   Total                                                        $1,011,461,881
                                                                --------------
Shares of beneficial interest outstanding                          153,101,086
                                                                  ------------
Class A shares:
 Net asset value per share
  (net assets of $686,053,567 [divided by] 103,837,782 shares of
  beneficial interest outstanding)                                       $6.61
                                                                         -----
 Offering price per share (100 [divided by] 95.25)                       $6.94
                                                                         -----
Class B shares:
 Net asset value and offering price per share
  (net assets of $325,249,334 [divided by] 49,239,253 shares of
  beneficial interest outstanding)                                       $6.61
                                                                         -----
Class I shares:
 Net asset value, offering price and redemption price per share
  (net assets of $158,980 [divided by] 24,051 shares of beneficial
  interest outstanding)                                                  $6.61
                                                                         -----


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
Six Months Ended January 31, 1997
-------------------------------------------------------------------------------
Net investment income:
 Interest income                                                  $41,442,952
                                                                  -----------
 Expenses -
  Management fee                                                  $ 2,402,296
  Trustees' compensation                                               35,530
  Shareholder servicing agent fee (Class A)                           331,398
  Shareholder servicing agent fee (Class B)                           486,155
  Shareholder servicing agent fee                                     112,534
  Distribution and service fee (Class A)                              954,915
  Distribution and service fee (Class B)                            2,609,986
  Custodian fee                                                       197,921
  Postage                                                              91,312
  Printing                                                             64,922
  Auditing fees                                                        20,525
  Legal fees                                                            2,894
  Miscellaneous                                                       317,548
                                                                  -----------
   Total expenses                                                 $ 7,627,936
  Fees paid indirectly                                               (176,268)
                                                                  -----------
   Net expenses                                                   $ 7,451,668
                                                                  -----------
    Net investment income                                         $33,991,284
                                                                  -----------
Realized and unrealized gain (loss) on investments:
 Realized loss (identified cost basis) -
  Investment transactions                                         $(2,608,922)
  Futures contracts                                                (5,252,027)
                                                                  -----------
   Net realized loss on investments                               $(7,860,949)
                                                                  -----------
 Change in unrealized appreciation -
  Investments                                                     $17,792,253
  Futures contracts                                                 1,842,602
                                                                  -----------
   Net unrealized gain on investments                             $19,634,855
                                                                  -----------
    Net realized and unrealized gain on investments               $11,773,906
                                                                  -----------
     Increase in net assets from operations                       $45,765,190
                                                                  -----------

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                            Six Months Ended
                                            January 31, 1997       Year Ended
                                              (Unaudited)        July 31, 1996
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                       $  33,991,284      $  78,380,863
 Net realized loss on investments               (7,860,949)        (2,426,844)
 Net unrealized gain (loss) on investments      19,634,855        (20,890,441)
                                             -------------      -------------
  Increase in net assets from operations     $  45,765,190      $  55,063,578
                                             -------------      -------------
Distributions declared to shareholders -
 From net investment income (Class A)        $ (17,489,165)     $ (35,352,327)
 From net investment income (Class B)          (15,427,081)       (37,804,675)
 From net investment income (Class I)                 (930)                --
 Tax return of capital                                  --         (2,132,709)
                                             -------------      -------------
  Total distributions declared to
   shareholders                              $ (32,917,176)     $ (75,289,711)
                                             -------------      -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares            $ 272,277,757      $ 225,940,176
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                 15,520,874         34,824,383
 Cost of shares reacquired                    (383,153,686)      (492,622,301)
                                             -------------      -------------
  Decrease in net assets from Fund share
   transactions                              $ (95,355,055)     $(231,857,742)
                                             -------------      -------------
   Total decrease in net assets              $ (82,507,041)     $(252,083,875)
Net assets:
 At beginning of period                      1,093,968,922      1,346,052,797
                                             -------------      -------------
 At end of period (including accumulated
  undistributed (distributions in excess of)
  net investment income of $931,559 and
  $(142,549), respectively)                 $1,011,461,881     $1,093,968,922
                                             -------------      -------------

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------


                                                                Year Ended        Eight
                                           Six Months             July 31,       Months              Year Ended
                                                Ended  --------------------       Ended            November 30,
                                          January 31,                          July 31,    --------------------
                                                 1997      1996      1995          1994        1993       1992
                                          (Unaudited)  --------- --------- --------------  --------- ----------
                                        --------------
                                              Class A
                                        --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $  6.53    $ 6.65    $ 6.49       $   6.85     $ 6.82    $ 6.95
                                             --------   ------    ------       ---------    ------    ------
Income from investment operations# -
 Net investment income[sec]                  $  0.19    $ 0.45    $ 0.45       $   0.29     $ 0.34    $ 0.46
 Net realized and unrealized gain
  (loss) on investments                         0.11     (0.14)     0.14          (0.36)      0.20      0.09
                                             --------   ------    ------       ---------    ------    ------
  Total from investment
   operations                                $  0.30    $ 0.31    $ 0.59       $  (0.07)    $ 0.54    $ 0.55
                                             --------   ------    ------       ---------    ------    ------
Less distributions declared to
 shareholders -
 From net investment income                  $ (0.22)   $(0.42)   $(0.42)      $  (0.20)    $(0.47)   $(0.42)
 In excess of net realized gain on
  investments                                   --        --        --             --        (0.04)     --
 From paid-in capital                           --        --        --            (0.09)      --       (0.26)
 Tax return of capital                          --       (0.01)    (0.01)          --         --        --
                                             --------   ------    ------       ---------    ------    ------
  Total distributions declared to
   shareholders                              $ (0.22)   $(0.43)   $(0.43)      $  (0.29)    $(0.51)   $(0.68)
                                             --------   ------    ------       ---------    ------    ------
Net asset value - end of period              $  6.61    $ 6.53    $ 6.65       $   6.49     $ 6.85    $ 6.82
                                             --------   ------    ------       ---------    ------    ------
Total return[dbldag]                            4.60%++   4.76%     9.60%         (1.51)%+    8.11%     8.25%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses##                                     1.05%+    1.16%     1.25%          1.27%+     1.38%     1.42%
 Net investment income                          6.74%+    6.75%     6.99%          6.46%+     6.30%     6.57%
Portfolio turnover                                14%       25%       87%            37%       167%      484%
Net assets at end of period
 (000,000 omitted)                           $   686    $  541    $  534       $    424     $  522    $  715
  +Annualized.
 ++Not annualized.
 #Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                    $  --      $ --      $ --         $   0.29     $ 0.34    $ --
    Ratios (to average net assets):
     Expenses                                   --        --        --             1.28%+     1.46%     --
     Net investment income                      --        --        --             6.45%+     6.22%     --

------------------------------------------------------------------------------


Year Ended November 30,                     1991      1990      1989      1988         1987        1986*
----------------------------------------------------------------------------------------------------------
                                         Class A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 7.01    $ 7.86    $ 7.82    $ 8.34    $  9.82      $  9.53
                                         ------    ------    ------    ------    ---------    ---------
Income from investment operations -
 Net investment income                   $ 0.48    $ 0.53    $ 0.59    $ 0.64    $  0.75      $  0.72
 Net realized and unrealized gain
  (loss) on investments                    0.25     (0.40)     0.48     (0.06)     (1.08)        0.43
                                         ------    ------    ------    ------    ---------    ---------
  Total from investment
   operations                            $ 0.73    $ 0.13    $ 1.07    $ 0.58    $ (0.33)     $  1.15
                                         ------    ------    ------    ------    ---------    ---------
Less distributions declared to
 shareholders -
 From net investment income              $(0.44)   $(0.49)   $(0.58)   $(0.64)   $ (0.82)     $ (0.65)
 In excess of net realized gain on
  investments                                --        --        --        --      (0.01)       (0.21)
 From paid-in capital                     (0.35)    (0.49)    (0.45)    (0.46)     (0.32)        --
                                         ------    ------    ------    ------    ---------    ---------
  Total distributions declared to
   shareholders                          $(0.79)   $(0.98)   $(1.03)   $(1.10)   $ (1.15)     $ (0.86)
                                         ------    ------    ------    ------    ---------    ---------
Net asset value - end of period          $ 6.95    $ 7.01    $ 7.86    $ 7.82    $  8.34      $  9.82
                                         ------    ------    ------    ------    ---------    ---------
Total return++                            11.00%    2.05%     14.72%    7.39%      (3.37)%      13.75%+
Ratios (to average net assets)/
 Supplemental data:
 Expenses                                  1.44%     1.40%     1.37%     1.38%      1.34%        1.00%+
 Net investment income                     6.91%     7.29%     7.57%     7.88%      8.34%        9.54%+
Portfolio turnover                          731%      507%      489%      285%       212%         169%
Net assets at end of period
 (000,000 omitted)                       $  886    $1,068    $1,380    $1,295    $ 1,129      $   593
  *For the period from the commencement of investment operations, January 9, 1986 to November 30, 1986.
  +Annualized.
 ++Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------


                                                                                    Eight
                                          Six Months              Year Ended       Months           Period
                                               Ended                July 31,        Ended            Ended
                                         January 31,    ---------------------    July 31,     November 30,
                                                1997        1996     1995            1994           1993**
                                         (Unaudited)    --------- ---------  --------------  --------------
                                        --------------
                                             Class B
                                        --------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $  6.53     $ 6.65    $ 6.49        $   6.84        $   6.97
                                             --------    ------    ------        ---------       ---------
Income from investment operations# -
 Net investment income[sec]                  $  0.20     $ 0.40    $ 0.41        $   0.26        $   0.38
 Net realized and unrealized gain
  (loss) on investments                         0.07      (0.13)     0.14           (0.35)          (0.44)
                                             --------    ------    ------        ---------       ---------
  Total from investment
   operations                                $  0.27     $ 0.27    $ 0.55        $  (0.09)       $  (0.06)
                                             --------    ------    ------        ---------       ---------
Less distributions declared to
 shareholders -
 From net investment income                  $ (0.19)    $(0.38)   $(0.38)       $  (0.18)       $  (0.07)
 From paid-in capital                             --         --        --           (0.08)             --
 Tax return of capital                            --      (0.01)    (0.01)             --              --
                                             --------    ------    ------        ---------       ---------
  Total distribution declared to
   shareholders                              $ (0.19)    $(0.39)   $(0.39)       $  (0.26)       $  (0.07)
                                             --------    ------    ------        ---------       ---------
Net asset value - end of period              $  6.61     $ 6.53    $ 6.65        $   6.49        $   6.84
                                             --------    ------    ------        ---------       ---------
Total return                                    4.21%++    3.98%     8.81%          (1.97)%+        (3.91)%+
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses##                                     1.75%+     1.87%     1.96%           1.94%+          1.87%+
 Net investment income                          5.98%+     6.01%     6.28%           5.80%+          5.92%+
Portfolio turnover                                14%        25%       87%             37%            167%
Net assets at end of period
 (000,000 omitted)                           $   325     $  553    $  812        $  1,229        $  1,628
**For the period from the commencement of offering of Class B shares, September 7, 1993 to
 November 30, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                    $  --       $ --      $ --          $   0.26        $   0.38
    Ratios (to average net assets):
     Expenses                                   --         --        --              1.94%+          1.94%+
     Net investment income                      --         --        --              5.80%+          5.85%+

See notes to financial statements

------------------------------------------------------------------------------
Period Ended January 31, 1997****    (Unaudited)
------------------------------------------------------------------------------
                                                                       Class I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $  6.59
                                                                     --------
Income from investment operations# -
 Net investment income                                               $  0.04
 Net realized and unrealized gain on investments                        0.02
                                                                     --------
  Total from investment operations                                   $  0.06
                                                                     --------
Less distributions declared to shareholders
 from net investment income                                          $ (0.04)
                                                                     --------
Net asset value - end of period                                      $  6.61
                                                                     --------
Total return                                                            0.90%++
Ratios (to average net assets)/Supplemental data:
 Expenses                                                               0.71%++
 Net investment income                                                  7.15%+
Portfolio turnover                                                        14%+
Net assets at end of period (000 omitted)                            $   159


****For the period from the commencement of offering of Class I shares,
    January 1, 1997 to January 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data is based on average shares outstanding.

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates.


Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.


Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.


Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.


Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.


Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.


The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.


The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.


At July 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of ($122,165,401) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 1998 ($81,836,532), July 31, 2002 ($5,628,534), July 31,
2003 ($4,604,728), and July 31, 2004 ($30,095,607).


Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class I shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.45% of average daily net assets.


The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $14,405 for the period ended January 31, 1997.


Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,625 for the period ended January 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.


The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:


The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $130,176 for the period ended January 31, 1997. Fees incurred under the distribution plan during the period ended January 31, 1997 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.


The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $118,843 for Class B shares, for the period ended January 31, 1997. Fees incurred under the distribution plan during the period ended January 31, 1997 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.


Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended January 31, 1997 were $127 and $187,241 for Class A and Class B shares, respectively.


Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                Purchases         Sales
                                ------------      ------------
U.S. government securities      $126,079,311      $215,056,039
                                ------------      ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                    $1,002,984,990
                                  --------------
Gross unrealized appreciation     $   18,575,411
Gross unrealized depreciation        (18,249,931)
                                  --------------
  Net unrealized appreciation     $      325,480
                                  --------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                      Period Ended January 31, 1997    Year Ended July 31, 1996
                      ------------------------------   ---------------------------------
                            Shares         Amount               Shares           Amount
                      ------------- ----------------   ---------------- ----------------
Shares sold            29,784,855    $ 195,767,749        17,258,809     $ 115,389,414
Shares issued to
shareholders in
reinvestment of
distributions           1,175,153        7,707,677         2,410,533        16,042,351
Shares reacquired      (9,962,203)     (65,589,464)      (17,105,744)     (113,835,287)
                      -----------    -------------      ------------     -------------
 Net increase          20,997,805    $ 137,885,962         2,563,598     $  17,596,478
                      -----------    -------------      ------------     -------------


Class B Shares

                    Period Ended January 31, 1997        Year Ended July 31, 1996
                    ----------------------------------   ---------------------------------
                             Shares          Amount               Shares           Amount
                    ---------------- -----------------   ---------------- ----------------
Shares sold            11,606,766     $   76,344,369        16,626,636    $  110,550,762
Shares issued to
shareholders in
reinvestment of
distributions           1,190,914          7,812,267         2,820,005        18,782,032
Shares reacquired     (48,310,208)      (317,556,142)      (56,843,019)     (378,787,014)
                     ------------     --------------      ------------    --------------
 Net decrease         (35,512,528)    $ (233,399,506)      (37,396,378)   $ (249,454,220)
                     ------------     --------------      ------------    --------------


Class I Shares

                      Period Ended January 31, 1997*
                      -----------------------------
                      Shares              Amount
                      ---------         -----------
Shares sold            25,135           $ 165,639
Shares issued to
shareholders in
reinvestment of
distributions             142                 930
Shares reacquired      (1,226)             (8,080)
                      -------           ---------
 Net increase          24,051           $ 158,489
                      -------           ---------

*For the period from commencement of offering of Class I Shares, January 1, 1997 to January 31, 1997.

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended January 31, 1997 was $5,265.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


Futures Contracts

                                                                Unrealized
                                                               Appreciation
                       Expiration    Contracts   Position     (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury Bonds    March 1997       400        Short        $ 622,351
U.S. Treasury Bonds    March 1997       100        Short          (88,382)
                                                                ---------
                                                                $ 533,969
                                                                ---------

At January 31, 1997, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities

The Fund may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1997, the Fund owned the following restricted security (constituting 2.5% of total assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                           Date of     Principal Amount
Description              Acquisition     (000 Omitted)    Cost         Value
-------------------------------------------------------------------------------
FHA, Centennial, "A",
  8.25s, 2028              3/23/93         $23,680     $24,390,171  $24,953,513


          ----------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Government Mortgage Fund

Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
James J. Calmas*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

*Affiliated with the Investment Adviser


Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

*************[dalbar boxed graphic]*************

[logo--DALBAR
MFS #1
TOP-RATED SERVICE]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

[back cover]


MFS(R) Government
Mortgage
Fund

500 Boylston Street
Boston, MA 02116-3741

[silhouette logo]
MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


[DALBAR LOGO]
DALBAR
MFS #1
TOP-RATED SERVICE


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PAID
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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

MGM-3-3/97/105M     16/216